The Noah Investment Group, Inc.

                            Supplement to Prospectus
              Dated March 1, 2004, as Supplemented on April 2, 2004

                The Date of This Supplement is December 29, 2004

      On December 20, 2004, the Board of Directors of The Noah Investment Group, Inc. (the "Company") voted to approve the reorganization of the NOAH FUND Equity Portfolio (the "Fund") with and into the Timothy Plan Large/Mid-Cap Growth Fund (the "Timothy Fund"), a series of shares of the Timothy Plan (the "Timothy Plan"), which like the Company is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"). This reorganization (the "Reorganization") will be accomplished pursuant to an Agreement and Plan of Reorganization (the "Plan"). The Plan provides that the shareholders of the Fund will become shareholders of the Timothy Fund, as follows:

      (1) the Timothy Fund will acquire substantially all of the property, assets and goodwill of the Fund in exchange for shares of the Timothy Fund;

      (2) these Timothy Fund shares will be distributed to the shareholders of the Fund pro rata in accordance with their respective interests in the Fund; and

      (3) the Company and the Fund will be liquidated and deregistered as an investment company under the 1940 Act and the Company will be dissolved as a Maryland corporation.

      After the Reorganization, each shareholder of the Fund will own the same net asset value of shares of the Timothy Fund as he or she held of net asset value of shares of the Fund immediately prior to the closing of the Reorganization. The Timothy Fund has investment objectives, policies and restrictions that are substantially similar to the Fund's, including the biblical principles screen.

      The Reorganization pursuant to the Plan will require the approval of shareholders of the Fund. Accordingly, the Board has authorized Fund management to schedule a Special Meeting of Shareholders of the Fund and to prepare and file materials with the Securities and Exchange Commission, which will include a proxy statement/prospectus to be sent to shareholders of the Fund seeking their vote to approve the Reorganization and Plan.

      The Special Meeting of Shareholders is currently expected to be held in mid-March 2005, and, subject to approval of the shareholders, the Reorganization is expected to be completed on or about March 18, 2005.

      In view of the proposed Reorganization, the Fund will be closed to new investors as of January 16, 2005. However, shareholders who have purchased their shares of the Fund prior to January 16, 2005 may continue to purchase shares in the Fund until the Reorganization is complete. After January 16, 2005, if a shareholder sells all of the shares in the Fund account of the shareholder, the account will be closed and the shareholder will not be able to buy additional Fund shares or reopen the shareholder's account.